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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                                 ------------

                                   FORM 8-K


                                 CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                       DATE OF REPORT   OCTOBER 23, 2001



                          CAP ROCK ENERGY CORPORATION
            (Exact Name of Registrant as Specified in Its Charter)


                 TEXAS                  0-32667           75-2794300
    (State or Other Jurisdiction of   Commission       (I.R.S Employer
     Incorporation or Organization)  File Number      Identification No.)

500 West Wall Street, Suite 400, Midland, Texas              79701
    (Address of Principal Executive Offices)               (Zip Code)

                                 ------------

                                (915) 683-5422
              (Registrant's Telephone Number, Including Area Code)

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

            Not Applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

            Not Applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

            Not Applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

            Not Applicable.

ITEM 5. OTHER EVENTS

            Not Applicable.

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS

            Not Applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

            (a) Financial statements of businesses acquired:  Not Applicable.

            (b) Pro forma financial information:  Not Applicable.

            (c) Exhibits:  Not Applicable.

ITEM 8. CHANGE IN FISCAL YEAR

            As of October 23, 2001, the Board of Directors adopted a resolution changing the date of the Company's fiscal year end from March 31 to December 31. The Company will file a Form 10-K for the nine month transition period ending December 31, 2001.

ITEM 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

            Not Applicable.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            CAP ROCK ENERGY CORPPORATION
                                    Registrant


                                       By:  /s/ Lee D. Atkins
November 6, 2001                       ____________________________________
                                       Lee D. Atkins
                                       Senior Vice President and
                                       Chief Financial Officer